JOINT FILER INFORMATION

Name:	Citadel GP LLC

Address:	131 S. Dearborn Street, 32nd Floor

Chicago, Illinois 60603

Designated Filer:	Citadel GP LLC

Issuer and Ticker Symbol:	Cherry Hill Mortgage Investment Corp. [CHMI]

Date of Event

Requiring Statement:	10/07/2013

CITADEL GP LLC

By: /s/ John C. Nagel

John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Global Equities Master Fund Ltd.

Address:	c/o Citadel GP LLC

131 S. Dearborn Street, 32nd Floor

Chicago, Illinois 60603

Designated Filer:	Citadel GP LLC

Issuer and Ticker Symbol:	Cherry Hill Mortgage Investment Corp. [CHMI]

Date of Event

Requiring Statement:	10/07/2013

CITADEL GLOBAL EQUITIES MASTER FUND LTD.

By: /s/ John C. Nagel

John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Surveyor Capital Ltd.

Address:	c/o Citadel GP LLC

131 S. Dearborn Street, 32nd Floor

Chicago, Illinois 60603

Designated Filer:	Citadel GP LLC

Issuer and Ticker Symbol:	Cherry Hill Mortgage Investment Corp. [CHMI]

Date of Event

Requiring Statement:	10/07/2013

SURVEYOR CAPITAL LTD.

By: /s/ John C. Nagel

John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Securities LLC

Address:	c/o Citadel GP LLC

131 S. Dearborn Street, 32nd Floor

Chicago, Illinois 60603

Designated Filer:	Citadel GP LLC

Issuer and Ticker Symbol:	Cherry Hill Mortgage Investment Corp. [CHMI]

Date of Event

Requiring Statement:	10/07/2013

CITADEL SECURITIES LLC

By: /s/ John C. Nagel

John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	CALC III LP

Address:	c/o Citadel GP LLC

131 S. Dearborn Street, 32nd Floor

Chicago, Illinois 60603

Designated Filer:	Citadel GP LLC

Issuer and Ticker Symbol:	Cherry Hill Mortgage Investment Corp. [CHMI]

Date of Event

Requiring Statement:	10/07/2013

CALC III LP

By: /s/ John C. Nagel

John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Kenneth C. Griffin

Address:	c/o Citadel GP LLC

131 S. Dearborn Street, 32nd Floor

Chicago, Illinois 60603

Designated Filer:	Citadel GP LLC

Issuer and Ticker Symbol:	Cherry Hill Mortgage Investment Corp. [CHMI]

Date of Event

Requiring Statement:	10/07/2013

KENNETH C. GRIFFIN

By: /s/ John C. Nagel

John C. Nagel, attorney-in-fact*

* John C. Nagel is signing on behalf of Kenneth Griffin as attorney-in-fact pursuant to a power of attorney previously filed with the Securities and Exchange Commission on February 24, 2006, and hereby incorporated by reference herein. The power of attorney was filed as an attachment to a filing by Citadel Limited Partnership on Schedule 13G for Morgans Hotel Group Co.